Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AND EXCHANGE ACT RULE 13a-14(b)

In connection with the quarterly report of Sigma-Aldrich Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kirk A. Richter, Interim Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kirk A. Richter
Kirk A. Richter
Vice President, Treasurer and Interim Chief Financial Officer
Sigma-Aldrich Corporation
October 25, 2011

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